MUNIHOLDINGS
NEW JERSEY INSURED
FUND II, INC.




FUND LOGO




Semi-Annual Report

November 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.








MuniHoldings New Jersey
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings New Jersey Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998


DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings New Jersey Insured Fund II, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (September 25, 1998), the Common Stock of MuniHoldings New Jersey Insured Fund II, Inc. earned $0.147 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.42%, based on a month-end per share net asset value of $14.79. Over the same period, the total investment return on the Fund's Common Stock was -0.88%, based on a change in per share net asset value from $15.00 to $14.79, and assuming reinvestment of $0.079 per share income dividends.

For the period September 25, 1998 through November 30, 1998, the
Fund's Auction Market Preferred Stock had an average yield of 3.58% for Series A and 3.40% for Series B.


The Municipal Market Environment
During the six months ended November 30, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 75 basis points (0.75%) to approximately 5% by the end of November.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt investments back to various world equity markets. US Treasury security yields rose through mid-November to approximately 5.375%. However, the resumption of the decline in foreign financial markets, particularly in Asia, as well as renewed concerns of additional US economic weakness, led to a further lowering of short-term interest rates by the Federal Reserve Board in mid-November. These factors pushed taxable interest rates lower for the remainder of the period to end November at 5.07%. During the six-month period ended November 30, 1998, long-term US Treasury bond yields declined approximately 70 basis points.

During much of the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of nearly 10% compared to the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended November 30, 1998, just under $60 billion in new long-term municipal bonds were underwritten, a decline of 10% compared to the same quarter a year ago. During the month of November, there were less than $20 billion in new municipal bond securities issued, a decline of over 8% compared to November 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended November 30, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined approximately 30 points to 5.09% by early October. Municipal bond yields then rose during the remainder of October and November and ended the period at 5.25%. Over the past six months, long-term tax-exempt bond yields declined approximately 15 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe-haven status enjoyed by US Treasury bonds caused municipal bond yields to rise relative to US Treasury bond yields. At November 30, 1998, long-term tax-exempt bond yields were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
Since the Fund's inception on September 25, 1998, our portfolio strategy has been to commit the proceeds of the Fund's initial offering to the long-term end of the New Jersey tax-exempt marketplace. The technical position of the New Jersey insured market was conducive to investing in current coupon securities that satisfied our initial yield targets once leverage was introduced through the issuance of the Fund's Preferred Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Since the Fund's inception, we have slightly restructured the Fund's composition to better diversify the portfolio. We have not made any significant changes to our fundamental strategy.

Looking ahead, we plan to monitor economic data for signs that interest rates could reverse and head higher. However, the scenario for fixed-income securities remains positive. This is especially true for New Jersey insured municipal bonds, which are at historically attractive levels relative to taxable bonds.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



January 4, 1999


We are pleased to announce that Robert Roffo is responsible for the day-to-day management of MuniHoldings New Jersey Insured Fund II, Inc. Mr. Roffo has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1992 as Portfolio Manager.





MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                  S&P       Moody's   Face                                                                      Value
STATE            Ratings    Ratings  Amount   Issue                                                           (Note 1a)
New Jersey--       NR*       Aaa    $ 2,000   Bayonne, New Jersey, Municipal Utilities Authority,
78.5%                                         Water System Revenue Bonds, 5% due 1/01/2028 (d)                 $  2,015

                   AAA       Aaa      7,040   Casino Reinvestment Development Authority,
                                              New Jersey, Parking Fee Revenue Bonds,
                                              Series A, 5.25% due 10/01/2017 (c)                                  7,245

                   AAA       Aaa      8,900   Delaware River Port Authority, Pennsylvania and
                                              New Jersey (Port District Project),
                                              Series B, 5% due 1/01/2026 (d)                                      8,944

                   AAA       Aaa      3,195   Hudson County, New Jersey, Improvement Authority,
                                              Facility Lease Revenue Refunding Bonds (Hudson County Lease
                                              Project), 5.25% due 10/01/2012 (b)                                  3,368

                   AAA       Aaa      4,250   Middlesex County, New Jersey, COP, Refunding,
                                              5% due 2/15/2019 (d)                                                4,277

                                              Montgomery Township, New Jersey, Board of Education, COP (d):
                   NR*       Aaa      2,000      4.75% due 9/01/2018                                              1,970
                   NR*       Aaa      1,100      4.875% due 9/01/2023                                             1,094

                   BBB-      NR*      5,000   New Jersey EDA, Economic Development Revenue Refunding
                                              Bonds (United Methodist Homes), 5.125% due 7/01/2025                4,739

                                              New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                              (Fellowship Village), Series A:
                   BBB-      NR*      3,500      5.50% due 1/01/2018                                              3,431
                   BBB-      NR*      3,000      5.50% due 1/01/2025                                              2,931

                   A1+       VMIG1++    500   New Jersey EDA, Natural Gas Facilities Revenue Bonds
                                              (NUI Corporation Project), VRDN, AMT, Series A, 3.30%
                                              due 6/01/2026 (a)(f)                                                  500

                   AAA       Aaa      1,430   New Jersey EDA, Parking Facility Revenue Bonds
                                              (Elizabeth Development Company Project), 5.60%
                                              due 10/15/2019 (b)                                                  1,521

                   AAA       Aaa      2,500   New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT,
                                              Series 35, 6.87% due 2/01/2038 (d)(e)                               2,635

                   A1+       Aaa      1,000   New Jersey EDA, Water Facilities Revenue Refunding
                                              Bonds (United Water New Jersey Inc. Project),
                                              VRDN, Series A, 3.30% due 11/01/2026 (a)(f)                         1,000

                                              New Jersey Health Care Facilities Financing Authority,
                                              Revenue Refunding Bonds:
                   AAA       Aaa      6,750      (Atlantic Health Systems Hospital Corporation),
                                                 5% due 7/01/2025 (a)                                             6,777
                   NR*       Aaa      5,800      (Bayonne Hospital Obligation Group), 4.75%
                                                 due 7/01/2027 (c)                                                5,641
                   AAA       Aaa      1,850      (Hackensack University Medical Center), Series A,
                                                 5% due 1/01/2028 (d)                                             1,857
                   AAA       Aaa      6,750      (JFK Medicial Center-Hartwyck), 5% due 7/01/2025 (d)             6,779
                   AAA       Aaa      3,000      (Medical Center at Princeton Obligation Group),
                                                 5% due 7/01/2023 (a)                                             3,013
                   NR*       Aaa        605      (Saint Barnabas Medical Center), Series A, 5%
                                                 due 7/01/2023 (d)                                                  607
                   NR*       Aaa      5,130      (Saint Barnabas Medical Center), Series A, 4.75%
                                                 due 7/01/2028 (d)                                                4,987

                   AA+       Aaa      1,825   New Jersey State Educational Facilities Authority
                                              Revenue Bonds (Institute for Advanced Study), Series G,
                                              5% due 7/01/2028                                                    1,838

                                              New Jersey State Housing and Mortgage Finance
                                              Agency Revenue Bonds, Home Buyer (d):
                   AAA       Aaa      2,800      AMT, Series U, 5.85% due 4/01/2029                               2,959
                   AAA       Aaa        500      AMT, Series X, 5.35% due 4/01/2029                                 506
                   AAA       Aaa      3,000      Series V, 5.25% due 4/01/2026                                    3,037

                   AAA       Aaa      5,250   Port Authority of New York and New Jersey,
                                              Consolidated Revenue Bonds, 116th Series,
                                              4.375% due 10/01/2033 (b)                                           4,751

                   AAA       NR*      3,280   Port Authority of New York and New Jersey, Revenue
                                              Bonds, Residual Certificates, RITR, Series 50,
                                              6.865% due 1/15/2032 (e)                                            3,537

                                              Port Authority of New York and New Jersey, Special
                                              Obligation Revenue Refunding Bonds
                                              (Versatile Structure Obligation), VRDN (f):
                   A1+       VMIG1++    300      3.35% due 8/01/2024                                                300
                   A1+       VMIG1++    400      Series 3, 3.35% due 6/01/2020                                      400

                   AAA       Aaa      3,000   Rutgers State University, New Jersey, Revenue Bonds,
                                              Series A, 4.75% due 5/01/2029 (a)                                   2,925

                                              Union County, New Jersey, Utilities Authority,
                                              County Deficiency Revenue Refunding Bonds:
                   AA+       Aaa      3,250      Series C-1, 5% due 6/15/2028                                     3,278
                   AA+       Aaa      2,035      Series C-2, 5% due 6/15/2028                                     2,053

                   AAA       Aaa      6,880   Union County, New Jersey, Utilities Authority, RITR,
                                              AMT, Series 38, 6.92% due 6/01/2020 (a)(e)                          7,353

                   AAA       Aaa      5,000   Union County, New Jersey, Utilities Authority,
                                              Senior Lease Revenue Refunding Bonds
                                              (Ogden Martin), Series A, 5% due 6/01/2014 (a)                      5,048

                                              Wall Township, New Jersey, School District, GO, UT (c):
                   AAA       Aaa      2,250      4.50% due 7/15/2018                                              2,156
                   AAA       Aaa      2,640      4.75% due 7/15/2022                                              2,587

Puerto Rico--      A         Baa1    13,000   Puerto Rico Commonwealth, Highway and Transportation
20.1%                                         Authority, Transportation Revenue Refunding Bonds,
                                              Series A, 5% due 7/01/2038                                         12,779

                   AAA       Aaa      6,000   Puerto Rico Commonwealth, Infrastructure Financing
                                              Authority, Special Revenue Bonds,
                                              Series A, 5% due 7/01/2028 (a)                                      6,010

                   AAA       Aaa      6,000   Puerto Rico Electric Power Authority, Power Revenue
                                              Bonds, Series DD, 5% due 7/01/2028 (d)                              6,010

                   AAA       Aaa      5,500   Puerto Rico Public Buildings Authority Revenue Bonds,
                                              Guaranteed Government Facilities, Series B,
                                              5% due 7/01/2027 (a)                                                5,509

                   Total Investments (Cost--$148,587)--98.6%                                                    148,367

                   Other Assets Less Liabilities--1.4%                                                            2,131
                                                                                                              ---------
                   Net Assets--100.0%                                                                         $ 150,498
                                                                                                              =========

               (a)AMBAC Insured.
               (b)FGIC Insured.
               (c)FSA Insured.
               (d)MBIA Insured.

                  See Notes to Financial Statements.

               (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
               (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1998.
                 *Not Rated.
                ++Highest short-term rating by Moody's Investors Service, Inc.


Portfolio Abbreviations


To simplify the listings of MuniHoldings New Jersey Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
EDA         Economic Development Authority
GO          General Obligation Bonds
RITR        Residual Interest Trust Receipts
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes



MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1998
Assets:             Investments, at value (identified cost--$148,586,619) (Note 1a)                         $148,367,342
                    Cash                                                                                          99,151
                    Receivables:
                      Interest                                                             $  2,451,005
                      Investment adviser (Note 2)                                                17,659        2,468,664
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      10,796
                    Prepaid expenses and other assets                                                              9,758
                                                                                                            ------------
                    Total assets                                                                             150,955,711
                                                                                                            ------------
Liabilities:        Payables:
                      Offering costs (Note 1e)                                                  419,665
                      Dividends to shareholders (Note 1f)                                        37,968          457,633
                                                                                           ------------     ------------
                    Total liabilities                                                                            457,633
                                                                                                            ------------

Net Assets:         Net assets                                                                              $150,498,078
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,400 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 60,000,000
                      Common Stock, par value $.10 per share (6,117,197 shares
                      issued and outstanding)                                              $    611,720
                    Paid-in capital in excess of par                                         90,273,740
                    Undistributed investment income--net                                        424,991
                    Accumulated realized capital losses on investments--net                    (593,096)
                    Unrealized depreciation on investments--net                                (219,277)
                                                                                           ------------
                    Total--Equivalent to $14.79 net asset value per share of
                    Common Stock (market price--$15.75)                                                       90,498,078
                                                                                                            ------------
                    Total capital                                                                           $150,498,078
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period September 25, 1998++ to November 30, 1998
Investment          Interest and amortization of premium and discount earned                                $  1,173,931
Income (Note 1d):
Expenses:           Investment advisory fees (Note 2)                                      $    120,897
                    Commission fees (Note 4)                                                     21,301
                    Professional fees                                                             6,284
                    Accounting services (Note 2)                                                  5,672
                    Directors' fees and expenses                                                  4,074
                    Transfer agent fees                                                           2,867
                    Listing fees                                                                  2,419
                    Custodian fees                                                                2,113
                    Printing and shareholder reports                                              1,571
                    Pricing fees                                                                  1,103
                    Amortization of organization expenses (Note 1e)                                  46
                    Other                                                                         3,250
                                                                                           ------------
                    Total expenses before reimbursement                                         171,597
                    Reimbursement of expenses (Note 2)                                         (138,556)
                                                                                           ------------
                    Total expenses after reimbursement                                                            33,041
                                                                                                            ------------
                    Investment income--net                                                                     1,140,890
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (593,096)
Unrealized Loss on  Unrealized depreciation on investments--net                                                 (219,277)
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $    328,517
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      September 25, 1998++
                    Increase (Decrease) in Net Assets:                                              to November 30, 1998
Operations:         Investment income--net                                                                  $  1,140,890
                    Realized loss on investments--net                                                           (593,096)
                    Unrealized depreciation on investments--net                                                 (219,277)
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                         328,517
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                              (480,567)
(Note 1f):            Preferred Stock                                                                           (235,332)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                         (715,899)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                    91,657,368
Transactions        Proceeds from issuance of Preferred Stock                                                 60,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (270,213)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (601,700)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       150,785,455
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             150,398,073
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $150,498,078
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    424,991
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                      September 25, 1998++
                    Increase (Decrease) in Net Asset Value:                                         to November 30, 1998
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .19
                    Realized and unrealized loss on investments--net                                                (.14)
                                                                                                            ------------
                    Total from investment operations                                                                 .05
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.08)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                                                                        (.04)
                    Capital charge resulting from issuance of Preferred Stock                                       (.10)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.14)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      14.79
                                                                                                            ============
                    Market price per share, end of period                                                   $      15.75
                                                                                                            ============

Total Investment    Based on market price per share                                                                5.55%+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                             (.88%)+++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                  .15%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                        .78%*
                                                                                                            ============
                    Investment income--net                                                                         5.19%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     90,498
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     60,000
                                                                                                            ============
                    Portfolio turnover                                                                            21.84%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,508
                                                                                                            ============

Dividends           Series A--Investment income--net                                                        $        101
Per Share on                                                                                                ============
Preferred Stock     Series B--Investment income--net                                                        $         96
Outstanding:                                                                                                ============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on October 19, 1998.
                 +++Aggregate total investment return.


MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New Jersey Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on September 25, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 18, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MWJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 25, 1998 to November 30, 1998, FAM earned fees of $120,897, all of which was voluntarily waived. In addition, FAM also reimbursed the Fund $17,659 in additional expenses.

During the period September 25, 1998 to November 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $450,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 25, 1998 to November 30, 1998 were
$170,906,702 and $23,911,188, respectively.

Net realized losses for the period September 25, 1998 to November
30, 1998 and net unrealized losses as of November 30, 1998 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $   (593,096)   $  (219,277)
                                 ------------    -----------
Total                            $   (593,096)   $  (219,277)
                                 ============    ===========

As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $219,277, of which $473,432 related to appreciated and $692,709 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $148,586,619.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 25, 1998 to November 30, 1998 increased by 6,110,530 as a result of the initial offering. Prior to September 25, 1998 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 1998 were as follows: Series A, 3.20% and Series B, 3.10%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,400 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 25, 1998 to November 30, 1998 increased by 2,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 25, 1998 to November 30, 1998, MLPF&S, an affiliate of FAM, earned $15,945 as commissions.


5. Subsequent Event:
On December 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068411 per share, payable on December 30, 1998 to shareholders of record as of December 23, 1998.





MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of November 30, 1998 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  81.2%
A/A                                       8.5
BBB/Baa                                   7.4
Other++                                   1.5

[FN]
++Temporary investments in short-term municipal securities.



MuniHoldings New Jersey Insured Fund II, Inc., November 30, 1998


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MWJ